EXHIBIT 10.17

                             MEMORANDUM OF AGREEMENT

     THIS MEMORANDUM OF AGREEMENT (this "Agreement") is made as of July 6, 2001, by and among Kahala Corp., a Florida corporation ("Kahala"), and Ranch * 1 Acquisition, L.L.C., an Arizona limited liability company ("Ranch") (jointly, "Borrower"), on the one hand, and Robert E. Petersen and Margaret M. Petersen, Trustees of the RE&M Petersen Trust ("Lender"), on the other hand, with respect to the following facts:

     A. Ranch and Lender have been in negotiation for Lender, or its designee, to make a loan to Ranch in the principal amount of up to $2,500,000 (the "Loan") for the purpose of permitting Ranch to provide debtor-in possession financing to Ranch *1, Inc., a Delaware corporation, and certain of its affiliates (collectively, "Debtor"), pursuant to the terms and conditions of that certain Debtor-In-Possession Loan and Security Agreement entered into between Ranch and Debtor (the "Debtor Loan Agreement"), a copy of which is attached hereto as Exhibit A and incorporated herein by this reference.

     B. Debtor are the debtors and the debtors-in-possession under that certain Chapter 11 bankruptcy proceeding filed in the United States Bankruptcy Court for the Southern District of New York, Bankruptcy Case Nos.: 01-41853 (AJG) through 01-41881 (AJG) (the "Bankruptcy Case.")

     C. Kahala is the sole Member of Ranch.

     D. Lender is willing to make the Loan to Ranch and Ranch is willing to accept the Loan from Lender, all on the following terms and conditions:

     NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, the parties hereto hereby agree as follows:

     1. AGREEMENT TO MAKE LOAN. Lender hereby agrees that Lender, or its designee, will make a loan to Ranch of the principal amount of up to $2,500,000 (the "Maximum Loan Amount"), on the terms and conditions contained in this Agreement and in accordance with the terms and conditions for advances, interest payments, late charges, standby and early termination fees and principal payments as set forth in the Debtor Loan Agreement. The parties specifically acknowledge and agree that the Loan shall not be a revolving loan.

     2. LOAN DISBURSEMENT. The proceeds of the Loan will be disbursed to Ranch according the following schedule.

          2.1 Lender shall disburse to Ranch during the first 30 days following the filing of the Bankruptcy Case, an aggregate amount not to exceed $500,000 (collectively, the "Initial Disbursement"). The amount of each disbursement

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comprising the Initial  Disbursement  shall be the same as the amount ordered by the Court in the Bankruptcy Case. The date of the first such disbursement is hereinafter referred to as the "Initial Disbursement Date."

          2.2 Commencing no sooner than 30 days following the Initial Disbursement Date and no more frequently than every 30 days thereafter (the "Requested Disbursement Date"), Lender shall make disbursements to Ranch in such amounts as Ranch, in accordance with the terms and provisions of the Debtor Loan Agreement, may request, by a written notice from Ranch delivered to Lender not later than 3 business days prior to the Requested Disbursement Date of the requested amount, not to exceed $250,000 per month, until the full amount of the Loan has been disbursed by Lender to Ranch.

     3. INTEREST AND OTHER COMPENSATION TO LENDER.

          3.1 INTEREST AND LATE CHARGES. Interest on the unpaid principal balance of the Loan from time to time shall accrue at the rate per year set forth in the Debtor Loan Agreement (and, if applicable, at the rate set forth in any approved plan of reorganization in the Bankruptcy Case) (including any default rate in either such case), commencing upon the Initial Disbursement Date and continuing until the entire principal of the Loan has been repaid. Interest shall be payable monthly, in arrears, commencing one month from the Initial Disbursement Date and on the same day of each succeeding month until the full amount of the principal balance of the Loan and all accrued but unpaid interest thereon is paid. Any late charges paid by Debtor to Ranch shall be paid entirely to Lender within 10 days of the receipt thereof by Ranch.

          3.2 LOAN ORIGINATION FEE. Ranch shall pay to Lender a Loan Origination Fee in the amount of $12,500. The Loan Origination Fee shall be due and payable to Lender at the time of disbursement of the Initial Disbursement. Lender, at its option, may add the amount of this $12,500 Loan Origination Fee to the Initial Disbursement in which case, such amount shall be considered as part of the Loan balance.

          3.3 STANDBY FEE. For so long as the Debtor Loan Agreement is in effect, Ranch shall pay to Lender a monthly Standby Fee equal to 0.25% of the average daily undisbursed portion of the Maximum Loan Amount. The monthly Standby Fee shall be due and payable within 3 business days of its receipt by Ranch from Debtor.

          3.4 EARLY TERMINATION FEE. Ranch shall pay to Lender 60% of any "Early Termination Fee" (as such term is defined in the Debtor Loan Agreement) paid to Ranch by Debtor pursuant to the Debtor Loan Agreement, which amount shall be due and payable to Lender within 10 days following receipt of the Early Termination Fee by Ranch.

          3.5 ADDITIONAL PAYMENT. As additional consideration for the Loan, Ranch shall pay to Lender the sum of $1,000,000 (the "Additional Payment"). The Additional Payment shall be paid to Lender in accordance with the provisions of Paragraph 5 hereof.

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Payments  received by Lender  from Ranch  shall be applied  first to unpaid loan fees, then to interest then due and unpaid, and then to principal.

     4. PRINCIPAL REPAYMENT. The principal balance of the Loan shall be repaid from sales of corporate stores, "Initial Franchise Fees" and "Area Development Fees" (as such terms are defined in Debtor's standard franchise agreement) generated by Debtor or by any successor to Debtor with respect to franchises of the type being marketed by Debtor and due to and received by Ranch, as follows. Prior to the date of confirmation of Debtor's Plan of Reorganization in the Bankruptcy Case, Ranch shall pay to Lender 100% of the net proceeds from sales of corporate stores ("Store Sales"). Ranch shall also pay to Lender the amount of the Initial Franchise Fees ("IFF's") and Area Development Fees ("ADF's") due to and received by Ranch. All such items shall be paid by Ranch to Lender within 10 days of receipt of same by Ranch. From and after the date of confirmation of Debtor's Plan of Reorganization in the Bankruptcy Case, if there is an outstanding principal balance of the Loan remaining unpaid, Ranch shall pay to Lender all Store Sales, IFF's and ADF's due to and received by Ranch, within 10 days of receipt of same by Ranch, until the full amount of the principal of the Loan is repaid; provided, however, that if Ranch receives more than 60% of IFF's or ADF's, Lender's share of IFF's or ADF's, whichever applies, shall be limited to 60% of the entire amount received by Debtor. Ranch acknowledges and agrees that no part of the principal of the Loan repaid to Lender will be re-loaned by Lender to Ranch.

     5. PAYMENT OF ADDITIONAL PAYMENT. Following Ranch's repayment to Lender of the full amount of the principal of the Loan together with all interest accrued thereon, Ranch shall continue to pay to Lender its receipts of Store Sales, IFF's and ADF's due to and received by Ranch, within 10 days of receipt of same by Ranch, until Lender has received the full amount of the Additional Payment. No interest shall accrue or be payable with respect to the Additional Payment.

     6. RIGHTS OF INSPECTION. Ranch agrees to furnish to Lender copies of Ranch's monthly bank statements within 30 days following Ranch's receipt of such statements, and quarterly financial statements for Ranch within 30 days following the end of each quarterly financial period of Ranch. Lender and its representatives shall have the right to audit and copy Ranch's books and records, from time to time, to verify receipts of Store Sales, IFF's and ADF's generated by Debtor and received by Company.

     7. MANAGEMENT OF RANCH. For so long as there remains any sum owing to Lender hereunder, including, without limitation, the Additional Payment, Ranch and Kahala covenant and agree that Ranch shall be managed by 2 Managers. Lender shall be entitled to designate one of the 2 Managers and Kahala shall be entitled to designate the other of the 2 Managers. Ranch shall not make any modifications to any provision of the Debtor Loan Agreement, rescind or terminate such agreement, waive any claim under such agreement, or extend Debtor's time for performance under such agreement without Lender's consent, which consent shall be given or denied in Lender's sole and absolute discretion.

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     8. DEFAULT BY BORROWER. In the event of any default under this Agreement by either Ranch or Kahala (and provided that Lender has given notice of such alleged default to Ranch and Kahala, setting forth the details thereof, and such default is not cured within 10 days of such notice), or in the event of Debtor's default under the Debtor Loan Agreement, Lender shall have no obligation to make any further disbursements under the Loan and Kahala agrees that Lender shall have the option, exercisable in Lender's sole and absolute discretion, to acquire the entire membership interest in Ranch, for no consideration, and to remove any manager of Ranch appointed by Kahala.

     9. REPRESENTATIONS AND WARRANTIES. Ranch and Kahala each hereby represents and warrants to Lender as follows:

          9.1 Ranch is a limited liability company organized and in good standing under the laws of the State of Arizona.

          9.2 Kahala is a corporation formed and in good standing under the laws of the State of Florida.

          9.3 Kahala is the sole member of Ranch.

          9.4 Kahala has delivered to Lender, Resolutions of the Board of Directors of Kahala, acting in its capacity as sole Member of Ranch and on behalf of Ranch, authorizing and approving the execution and delivery of this Agreement.

          9.5 Attached hereto as Exhibit B and incorporated herein by this reference is a true and complete copy of that certain Debtor's Emergency Motion for Order Authorizing The Debtor To Obtain Post-Petition Secured Financing And Approving Joint Franchise Marketing Arrangement, filed in the Bankruptcy Case on July 5, 2001 (the "Motion.")

          9.6 Attached hereto as Exhibit C and incorporated herein by this reference is a true and complete copy of that certain Order Authorizing The Debtor To Obtain Post-Petition Secured Financing And Approving Joint Franchise Marketing Arrangement, filed in the Bankruptcy Case on July 5, 2001, approving the Motion.

          9.7 Ranch and Kahala acknowledge and agree that the representations, warranties and covenants of Ranch and Kahala contained in this Agreement are a material inducement to Lender in entering into this Agreement and Lender is relying on such representations, warranties and covenants notwithstanding its own investigations.

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          9.8 Ranch  and  Kahala  acknowledge  and  agree  that the  transaction described in this Agreement is not usurious.

     10. MISCELLANEOUS. The following miscellaneous provisions are also included in this Agreement:

          10.1 NOTICES. Any notice, request, demand, instruction or other communication given hereunder by any party must be in writing and will be validly and timely given or made to another party if (i) served personally, (ii) deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, (iii) delivered by overnight courier, or (iv) sent by telecopier, to each of the parties as set forth below:

          If to Ranch:       Kahala Corp.
                             Attn: David Guarino
                             7730 E. Greenway Road, Suite 104
                             Scottsdale, AZ  85260
                             Telephone:  (480) 443-0200, Ext. 17
                             Fax:  (480) 443-1972

          If to Kahala:      Kahala Corp.
                             Attn: Kevin Blackwell
                             7730 E. Greenway Road, Suite 104
                             Scottsdale, AZ  85260
                             Telephone:  (480) 443-0200, Ext. 15
                             Fax:  (480) 443-1972

          With a copy to:    Michael Reagan, Esq.
                             Kahala Corp.
                             7730 E. Greenway Road, Suite 104
                             Scottsdale, AZ  85260
                             Telephone:  (480) 443-0200, Ext. 18
                             Fax:  (480) 443-1972

          If to Lender:      Robert E. Petersen, Trustee
                             6420 Wilshire Boulevard
                             Los Angeles, CA  90048-5515
                             Telephone: (323) 782-2140
                             Fax: (323) 782-2734

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          With a copy to:    Warren J. Kessler, Esq.
                             Kessler & Kessler,
                             A Law Corporation
                             2029 Century Park East, Suite 1520
                             Los Angeles, CA  90067
                             Telephone: (310) 552-9800
                             Fax: (310) 552-0442

If such notice is served personally, such notice will be deemed to be given at the time of such personal service. If notice is served by mail, such notice will be deemed to be given two days after the deposit of same in any United States mail post office box. If such notice is served by overnight courier, such notice will be deemed to be given on the next business day following the acceptance of such notice for delivery by such other overnight courier. If such notice is served by telecopier, such notice will be deemed to be given at the time such notice is sent, provided that an additional copy of such notice is sent the same day by another acceptable means of giving notice under this Paragraph 10.1. Any person entitled to receive notice under this agreement may change the address or telecopier number to which such notice may be sent, by giving notice thereof pursuant to this Paragraph 10.1.

          10.2 ATTORNEYS' FEES. Should any legal action be brought for the enforcement of this Agreement or any term hereof, or due to any alleged dispute, breach, default or misrepresentation in connection with any provisions herein contained, the prevailing party shall be entitled to its reasonable attorneys' fees and costs and other costs incurred in any such action or proceeding and including any such action to collect any award or judgement, including representation in bankruptcy court, which results in an arbitration of the matters herein, in addition to such other relief as may be granted by the courts or arbitration proceedings.

          10.3  APPLICABLE  LAW.  The  existence,  validity,   construction  and
operational effect of this Agreement and all matters pertaining hereto shall be determined in accordance with the laws of the State of Arizona.

          10.4 FURTHER ASSURANCES. Each of the parties agrees that it will, without further consideration, execute, acknowledge and deliver such other documents and take such other actions as may be reasonably requested by the other party in order to consummate the purposes and subject matter hereof, including Ranch providing security to Lender for the Loan.

          10.5 ASSIGNMENT. Neither party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld.

          10.6 VALIDITY. Any provision of this Agreement which may be prohibited by law or otherwise held invalid shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective the remaining provisions of this Agreement.

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          10.7 ENTIRE AGREEMENT.  All understandings  and agreements  heretofore made by and between the parties hereto, whether in writing or oral, with regard to the subject matter hereof are merged into this Agreement which alone fully and completely expresses the parties' agreement. This Agreement may be amended only by a writing dated subsequent to the date hereof, signed by all of the parties hereto.

          10.8 NO WAIVER. The waiver by one party of the performance of any covenant, condition or promise shall not invalidate this Agreement nor shall it be considered a waiver by such party of any other covenant, condition or promise hereunder. The waiver by any party of the time for performing any act shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time. The exercise of any remedy shall not exclude the exercise of other consistent remedies.

          10.9 HEADINGS. The paragraph headings of the various provisions hereof are intended solely for convenience of reference and shall not in any manner amplify, limit or modify, or otherwise be used in the interpretation of, any of said provisions.

          10.10 NEUTRAL INTERPRETATION. In any action to construe the terms of this Agreement, this Agreement shall be considered the product of negotiation by and among the parties hereto. No clause or provision shall be interpreted more strongly in favor of one party or the other, based upon the source of the draftsmanship, but shall be interpreted in a neutral manner.

          10.11 COUNTERPARTS. This Agreement may be signed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery of a signed counterpart by telephone facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                        "LENDER":

                                        RE&M PETERSEN TRUST


                                        By: /s/ Robert E. Petersen
                                            ------------------------------------
                                        Its: Robert E. Petersen, Trustee
                                             -----------------------------------

                                        "RANCH":

                                        RANCH *1 ACQUISITION, L.L.C.,
                                        an Arizona limited liability company

                                        By: Kahala Corp.,
                                            a Florida corporation
                                        Its: Member


                                        By: /s/ David Guarino
                                            ------------------------------------
                                        ITS: VP-CFO
                                             -----------------------------------

                                        "KAHALA":

                                        KAHALA CORP.,
                                        a Florida corporation


                                        By: /s/ David Guarino
                                            ------------------------------------
                                        ITS: VP-CFO
                                             -----------------------------------

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